SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 29, 2004

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                                   KROLL INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      000-21629               13-4131019
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                      Identification No.)



          900 Third Avenue
             New York, NY                                          10022
 (Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code: (212) 593-1000

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Item 5.     Other Events and Required FD Disclosure

      On April 29, 2004, Kroll Inc. ("Kroll") announced its financial results for the first quarter of 2004. Net sales for the first quarter of 2004 were $165.3 million compared to net sales of $103.5 million for the first quarter of 2003. Net sales for the quarter ended March 31, 2004 included $2 million in success fees. Net income for the first quarter of 2004 was $14.7 million, or $0.35 per diluted share, compared to net income of $11.3 million, or $0.28 per diluted share, for the first quarter of 2003.

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits.

            99.1  Press Release dated April 29, 2004

      The information in the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9      Regulation FD Disclosure

      The following information, including the exhibit attached hereto, is being furnished pursuant to Item 9 of this Form 8-K. The information in the accompanying exhibit shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

      On April 29, 2004, in a press release announcing its financial results for the first quarter of 2004, Kroll updated its earnings guidance for fiscal 2004. A copy of the press release is attached as an exhibit hereto, which is incorporated in this Item 9 by reference. In the press release, Kroll included a non-GAAP financial measure to describe earnings per diluted share from continuing operations for 2003, excluding a restructuring charge. Kroll believes that this financial measure provides useful information to investors because it provides information about the financial performance of Kroll's on-going business. The restructuring charge is principally related to office closure and employee termination costs. Kroll also included in the press release the comparable GAAP earnings per diluted share from continuing operations number for 2003, including the restructuring charge.

Item 12.    Results of Operations and Financial Condition

      The following information, including the exhibit attached hereto, is being furnished pursuant to Item 12 of this Form 8-K. The information in the accompanying exhibit shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

      On April 29, 2004, Kroll announced its financial results for the first quarter of 2004. A copy of the press release is attached as an exhibit hereto, which is incorporated in this Item 12 by reference.

                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KROLL INC.


                                   By: /s/ Steven L. Ford
                                      ----------------------------------------
                                      Name:  Steven L. Ford
                                      Title: Executive Vice President and Chief
                                             Financial Officer


Date:  April 29, 2004